                                                                    Exhibit (21)

                              LIST OF SUBSIDIARIES
                              --------------------

NAME OF COMPANY                                               PERCENTAGE OWNED
---------------                                               ----------------

THE LTV CORPORATION                                                Parent

     Georgia Tubing Corporation                                      100%
          Vought Arabia                                               49%

     Investment Bankers, Inc.                                        100%
          Inmobiliaria Nueva Icacos, S.A. de C.V.                    100%

     Jalcite I, Inc.                                                 100%
          Black River Lime Company                                    25%
          Cliffs and Associates Limited                             46.5%

     Jones & Laughlin Steel Incorporated                             100%

     Kingsley International Insurance Ltd.                           100%

     LTV Corporation, The (Wyoming)                                  100%

     LTV/EGL Holding Company                                         100%
          L-S Electro-Galvanizing Company                             60%

     LTV Electro-Galvanizing, Inc.                                   100%

     LTV Holdings, Inc.                                              100%
          Reomar, Inc.                                               100%
              Chateaugay Corporation                                 100%
          Republic Buildings Corporation                             100%

     LTV International N.V.                                          100%

     LTV Properties, Inc.                                            100%

     LTV Sales Finance Company                                       100%

     LTV Steel Company, Inc.                                         100%
          Aliquippa and Southern Railroad Company                    100%
          Chicago Short Line Railway Company                         100%
          Crystalane, Inc.                                           100%
          Cuyahoga Valley Railway Company, The                       100%
              Mahoning Valley Railway Company, The                   100%



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NAME OF COMPANY                                                PERCENTAGE OWNED
---------------                                                ----------------

THE LTV CORPORATION (Continued)                                      Parent

     LTV Steel Company, Inc. (Continued)                               100%
          Dearborn Leasing Company                                     100%
              LS-II Electro-Galvanizing Company                         50%
          Erie B Corporation                                           100%
              LTV Steel Mining Company                                  45%
          Erie I Corporation                                           100%
              LTV Steel Mining Company                                  10%
          Fox Trail, Inc.                                              100%
          J&L Empire, Inc.                                             100%
              Empire Iron Mining Partnership                            25%
          Jalcite II, Inc.                                             100%
              Black River Lime Company                                12.5%
          Jalore Mining Company, Ltd.                                  100%
          L.A.S. Resources, Inc.                                        53%
          LTV Pickle, Inc.                                             100%
          Monongahela Connecting Railroad Company, The                 100%
          Nemacolin Mines Corporation                                  100%
          Northern Land Company                                         50%
          Olga Coal Company                                             53%
          Presque Isle Corporation                                    53.5%
          Processing Technology, Inc.                                 33.3%
          Prospect Corporation, The                                    100%
          Republic Technology Corporation                              100%
          Reserve Mining Company                                        50%
          River Terminal Railway Company, The                          100%
          Youngstown Erie Corporation                                  100%
              LTV Steel Mining Company                                  45%
          YST Erie Corporation                                         100%

     LTV Steel Tubular Products Company                                100%

     LTV-Trico, Inc.                                                   100%
          Trico Steel Company, L.L.C.                                   50%

     RepSteel Overseas Finance N.V.                                    100%

     Trico Steel Company, Inc.                                         100%